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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      January 25, 1999
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                                GLAMIS GOLD LTD.
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             (Exact name of registrant as specified in its charter)


                            British Columbia, Canada
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                 (State or other jurisdiction of incorporation)

      0-31986 (86-689)                                 None
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 (Commission File Number)                (IRS Employer Identification No.)



5190 Neil Road, Suite 310, Reno, Nevada, 89502
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(Address of principal executive officers)          (Zip Code)



Registrant's telephone number, including area code     (702) 827-4600
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                                       n/a
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          (Former name or former address, if changed since last report)

                            Exhibits begin on page 4

                                Page 1 of 9 Pages

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ITEM 5:        ACQUISITION OF ASSETS

               By news release dated January 25, 1999, a copy of which is attached hereto as Exhibit 99.1, the Registrant announced that they have entered into an amended agreement with Rayrock Resources Inc. whereby the Registrant will acquire all of the issued and outstanding shares of Rayrock pursuant to a statutory plan of arrangement (the "Arrangement"). Under the terms of the Arrangement, each individual Rayrock shareholder will be entitled to elect to receive, in exchange for each multiple voting and subordinate voting share of Rayrock held, either,

               (i)  2.4 common shares of Glamis, or

               (ii) 1.6 common shares of Glamis and Cdn$3.00.

               The Board of Directors of BlackRock Ventures Ltd. ("BlackRock") has agreed to vote in favour of the Arrangement. Glamis and BlackRock have also agreed that BlackRock will acquire Rayrock's entire shareholding in Magin Energy Inc. ("Magin") in lieu of a portion of the Glamis shares that otherwise are issuable to BlackRock, calculated on the basis of one Magin share for every
               0.94 of a share of Glamis. Upon conclusion, BlackRock will own approximately 2.9 million shares of Glamis. The Magin share exchange transaction between Glamis and BlackRock is subject to all necessary regulatory approvals; however, the Arrangement between Glamis and Rayrock is not conditional upon completion of the Magin transaction between Glamis and BlackRock.

               The Arrangement is subject to a number of usual conditions including the finalization of formal documentation, receipt by each of Glamis and Rayrock of required regulatory and shareholder approvals and approval of the Ontario Court (General Division).



ITEM 7:        EXHIBITS

               10.50 Amending Agreement made between the Registrant and Rayrock Resources Inc. dated January 23, 1999.

               99.1   Press release dated January 25, 1999.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      GLAMIS GOLD LTD.
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                                      (Registrant)

January 25, 1999

                                              "Daniel J. Forbush"

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                                      DANIEL J. FORBUSH
                                      Chief Financial Officer, Treasurer and
                                      Secretary